UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08	Shareholder Director Nominations.

On March 29, 2023, the board of directors (the “Board”) of TransCode Therapeutics, Inc. (the “Company”) established May 10, 2023 as the date for the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and set March 29, 2023, as the record date for the 2023 Annual Meeting. Due to the fact that the date of the 2023 Annual Meeting has been changed by more than thirty (30) days from the anniversary date of the 2022 Annual Meeting of Stockholders, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.

In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s amended and restated bylaws (the “Bylaws”), the deadline for receipt of stockholder proposals or nominations for inclusion in the Company’s proxy statement for the 2023 Annual Meeting pursuant to Rule 14a-8 will be no later than 5:00 p.m., Eastern Time, April 10, 2023, or the tenth (10th) day following the date of this public announcement of the 2023 Annual Meeting date. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8 under the Exchange Act and the Bylaws. The April 10, 2023 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1)  of the Exchange Act as well as the notice requirements pursuant to Rule 14a-19 of the Exchange Act. Stockholder proposals and director nominations should be addressed to our Secretary, c/o TransCode Therapeutics, Inc., 6 Liberty Square, #2382, Boston, MA 02109.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransCode Therapeutics, Inc.

Date: March 31, 2023	By:	/s/ Thomas A. Fitzgerald
Thomas A. Fitzgerald
Chief Financial Officer